UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 23, 2004

SUNTERRA CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-13815	95-4582157
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3865 West Cheyenne Avenue

North Las Vegas, Nevada 89032

(Address of principal executive offices including zip code)

(702) 804-8600

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 23, 2004, the Board of Directors of Sunterra Corporation (the “Company”) approved an amendment to the Company’s bylaws, effective immediately. The amendment completely replaces Section 1 of Article 1 of the Company’s Amended and Restated Bylaws and has the effect of changing the required timing of the Company’s annual meeting of stockholders from June of each year to the period between February 15th and March 16th of each year. The amendment to the Amended and Restated Bylaws of the Company is attached as Exhibit 3.2b and incorporated herein by reference.

Item 8.01 Other Events.

On December 23, 2004, the Company issued a press release announcing its Annual Meeting date of February 25, 2005 and record date of January 25, 2005 as well as the deadlines for stockholder proposals to be considered at such Annual Meeting. The press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

3.2	Amended and Restated Bylaws of Sunterra Corporation (incorporated by reference to Exhibit 3.2 to the Company’s Transition Report on Form 10-K for the transition period ended September 30, 2004).

3.2a	Amendment to Amended and Restated Bylaws of Sunterra Corporation (incorporated by reference to Exhibit 3.2a to the Company’s Transition Report on Form 10-K for the transition period ended September 30, 2004).

+3.2b	Amendment to Amended and Restated Bylaws of Sunterra Corporation.

+99.1	Press release dated December 23, 2004.

+	Filed herewith

EXHIBIT INDEX

The following is a list of the exhibits furnished herewith.

Exhibit Number	Description
3.2	Amended and Restated Bylaws of Sunterra Corporation (incorporated by reference to Exhibit 3.2 to the Company’s Transition Report on Form 10-K for the transition period ended September 30, 2004).

3.2a	Amendment to Amended and Restated Bylaws of Sunterra Corporation (incorporated by reference to Exhibit 3.2a to the Company’s Transition Report on Form 10-K for the transition period ended September 30, 2004).

+3.2b	Amendment to Amended and Restated Bylaws of Sunterra Corporation.

+99.1	Press release dated December 23, 2004.

+	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTERRA CORPORATION
(Registrant)

	By:	/s/ Steven E. West
December 23, 2004		Steven E. West
(Date)		Senior Vice President and Chief Financial Officer